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                                                  EXHIBIT 10.Y

                                 AMENDMENT
                                    TO
                        PERFORMANCE SHARE AGREEMENT
                      UNDER THE WYMAN-GORDON COMPANY
                         LONG-TERM INCENTIVE PLAN

     WHEREAS, Wyman-Gordon Company, a Massachusetts corporation
(the "Company"), and David P. Gruber of 16 Carding Mill Road,
Sudbury, Massachusetts (the "Grantee"), entered into a
Performance Share Agreement dated as of May 24, 1994 (the
"Agreement");

     WHEREAS, pursuant to the Agreement, the Company has issued to the Grantee 150,000 shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Company Common
Stock");

     WHEREAS, Grantee's rights to the Shares shall be forfeited and revert to the Company if he ceases to be employed by the Company prior to the end of a restricted period beginning on May 24, 1994 and ending on May 24, 1999 (the "Restricted Period") or if the closing price of the Company Common Stock does not achieve the "Target Price" (as defined in Section 3 of the Agreement) before the end of the Restricted Period; and

     WHEREAS, the parties wish to revise the Agreement;

     NOW, THEREFORE, the parties agree to revise the Agreement as follows:

1. Grantee shall return all the Shares to The Company in exchange for the Company's agreement to transfer the Shares to an irrevocable rabbi trust (the "Trust").

2. The trustee of the Trust shall issue the Shares to Grantee at the end of the Restricted Period.

3. While the Shares are held in the Trust, the Grantee shall have no voting or dividend rights.

4. The provisions of the Agreement that are not amended herein shall remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 5th day of July, 1996.


                             WYMAN-GORDON COMPANY


                             By: /S/JOHN M. NELSON
                                  John M. Nelson, Chairman


/S/DAVID P. GRUBER
                                       David P. Gruber
                                   E-25